AMENDED AND RESTATED BYLAWS
OF
OPTIMUM FUND TRUST,
a Delaware Statutory Trust


INTRODUCTION

       These Bylaws shall be
subject to the Amended
       and Restated Agreement and
Declaration of
       Trust, as from time to time
in effect (the
       Agreement), of Optimum Fund
Trust, a
       Delaware statutory trust
(the Trust). In the
       event of any inconsistency
between the terms
       hereof and the terms of the
Agreement, the
       terms of the Agreement shall
control. Capitalized
       terms used herein and not
herein defined are
       used as defined in the
Agreement.

ARTICLE I
OFFICES

SECTION 1.     PRINCIPAL OFFICE.
The
Trustees shall fix and, from time
to time, may
change the location of the
principal  executive
office of the Trust at any place
within or outside
the State of Delaware.

SECTION 2.     DELAWARE OFFICE.
The
business address of the registered
office of the
Trust in the State of Delaware and
of the
registered agent of the Trust for
service of
process is:  Corporation Service
Company, 2711
Centerville Road, Suite 400,
Wilmington,
Delaware 19808.

SECTION 3.     OTHER OFFICES.  The
Trustees may at any time establish
and maintain
other branch or subordinate offices
and places
of business as the Trustees may
determine.

ARTICLE II
OFFICERS AND THEIR ELECTION

SECTION 1.     OFFICERS. The
officers of the
Trust shall be a President, a
Treasurer, a
Secretary, and such other officers
as the
Trustees may from time to time
elect. The
Trustees may delegate to any
officer or
committee the power to appoint any
subordinate
officers or agents. It shall not be
necessary for
any Trustee or other officer to be
a holder of
Shares in the Trust.

SECTION 2.     ELECTION OF
OFFICERS. The
Treasurer and Secretary shall be
chosen by the
Trustees. The President shall be
chosen by and
from the Trustees. Two or more
offices may be
held by a single person except the
offices of
President and Secretary. Subject to
the
provisions of Section 13 of Article
III hereof, the
President, the Treasurer and the
Secretary shall
each hold office until their
successors are
chosen and qualified and all other
officers shall
hold office at the pleasure of the
Trustees.

SECTION 3.     RESIGNATIONS. Any
officer of
the Trust may resign,
notwithstanding Section 2
hereof, by filing a written
resignation with the
President, the Trustees or the
Secretary, which
resignation shall take effect on
being so filed or
at such time as may be therein
specified.

ARTICLE III
POWERS AND DUTIES OF OFFICERS AND
TRUSTEES

SECTION 1.     MANAGEMENT OF THE
TRUST GENERAL. The business and
affairs of
the Trust shall be managed by, or
under the
direction of, the Trustees, and
they shall have all
powers necessary and desirable to
carry out
their responsibilities, so far as
such powers are
not inconsistent with the laws of
the United
States of America and the State of
Delaware,
the Agreement, or these Bylaws.

SECTION 2.     EXECUTIVE AND OTHER
COMMITTEES. The Trustees may elect
from
their own number an executive
committee,
which shall have any or all the
powers of the
Trustees while the Trustees are not
in session.
The Trustees may also elect from
their own
number other committees from time
to time. The
number composing such committees
and the
powers conferred upon the same are
to be
determined by vote of a majority of
the Trustees.
All members of such committees
shall hold such
offices at the pleasure of the
Trustees. The
Trustees may abolish any such
committee at
any time. Any committee to which
the Trustees
delegate any of their powers or
duties shall keep
records of its meetings and shall
report its
actions to the Trustees. The
Trustees shall have
power to rescind any action of any
committee,
but no such rescission shall have
retroactive
effect.

SECTION 3.     COMPENSATION. Each
Trustee
and each committee member may
receive such
compensation for his services and
reimbursement for his expenses as
may be fixed
from time to time by resolution of
the Trustees.

SECTION 4.  	CHAIRMAN.  The
Board of
Trustees shall elect from among its
members a
Chairman of the Board who shall at
all times be
a Trustee who is not an interested
person of the
Trust as that term is defined by
the 1940 Act.
The Chairman of the Board shall be
an officer of
the Board but not of the Trust or
any of its
Series, and as such, shall preside
over all
meetings of the Board of Trustees
when present
and shall have such other
responsibilities in
furthering the Boards functions as
may be
prescribed from time to time by
resolution of the
Board.  It shall be understood that
each Trustee,
including the Chairman of the
Board, shall have
equal responsibility to act in good
faith, in a
manner which he reasonably believes
to be in
the interest of the Trust and with
the care that an
ordinarily prudent person in a like
position as a
Trustee would use under similar
circumstances.

SECTION 5.     PRESIDENT. The
President
shall be the chief executive
officer of the Trust
and, subject to the direction of
the Trustees,
shall have general administration
of the
business and policies of the Trust.
Except as the
Trustees may otherwise order, the
President
shall have the power to grant,
issue, execute or
sign such powers of attorney,
proxies,
agreements or other documents as
may be
deemed advisable or necessary in
the
furtherance of the interests of the
Trust or any
Series thereof. He shall also have
the power to
employ attorneys, accountants and
other
advisers and agents and counsel for
the Trust.
The President shall perform such
duties
additional to all of the foregoing
as the Trustees
may from time to time designate.

SECTION 6.     TREASURER. The
Treasurer
shall be the principal financial
and accounting
officer of the Trust. He shall
deliver all funds and
securities of the Trust which may
come into his
hands to such company as the
Trustees shall
employ as Custodian in accordance
with the
Agreement and applicable provisions
of law. He
shall make annual reports regarding
the
business and condition of the
Trust, which
reports shall be preserved in Trust
records, and
he shall furnish such other reports
regarding the
business and condition of the Trust
as the
Trustees may from time to time
require. The
Treasurer shall perform such
additional duties
as the Trustees may from time to
time
designate.

SECTION 7.     SECRETARY. The
Secretary
shall record in books kept for the
purpose all
votes and proceedings of the
Trustees and the
Shareholders at their respective
meetings. He
shall have the custody of the seal,
if any, of the
Trust. The Secretary shall perform
such
additional duties as the Trustees
may from time
to time designate.

SECTION 8.     VICE PRESIDENT. Any
Vice
President of the Trust shall
perform such duties
as the Trustees or the President
may from time
to time designate. At the request
or in the
absence or disability of the
President, the Vice
President (or, if there are two or
more Vice
Presidents, then the senior of the
Vice
Presidents present and able to act)
may perform
all the duties of the President
and, when so
acting, shall have all the powers
of and be
subject to all the restrictions
upon the President.

SECTION 9.     ASSISTANT TREASURER.
Any
Assistant Treasurer of the Trust
shall perform
such duties as the Trustees or the
Treasurer
may from time to time designate,
and, in the
absence of the Treasurer, the
senior Assistant
Treasurer, present and able to act,
may perform
all the duties of the Treasurer.

SECTION 10.    ASSISTANT SECRETARY.
Any
Assistant Secretary of the Trust
shall perform
such duties as the Trustees or the
Secretary
may from time to time designate,
and, in the
absence of the Secretary, the
senior Assistant
Secretary, present and able to act,
may perform
all the duties of the Secretary.

SECTION 11.    SUBORDINATE
OFFICERS.
The Trustees from time to time may
appoint
such other officers or agents as
they may deem
advisable, each of whom shall have
such title,
hold office for such period, have
such authority
and perform such duties as the
Trustees may
determine. The Trustees from time
to time may
delegate to one or more officers or
committees
of Trustees the power to appoint
any such
subordinate officers or agents and
to prescribe
their respective terms of office,
authorities and
duties.

SECTION 12.    SURETY BONDS. The
Trustees
may require any officer or agent of
the Trust to
execute a bond (including, without
limitation, any
bond required by the Investment
Company Act
of 1940, as amended (the 1940 Act)
and the
rules and regulations of the
Securities and
Exchange Commission (Commission) to
the
Trust in such sum and with such
surety or
sureties as the Trustees may
determine,
conditioned upon the faithful
performance of his
duties to the Trust including
responsibility for
negligence and for the accounting
of any of the
Trust's property, funds or
securities that may
come into his hands.

SECTION 13.    REMOVAL. Any officer
may be
removed from office whenever in the
judgment
of the Trustees the best interest
of the Trust will
be served thereby, by the vote of a
majority of
the Trustees given at any regular
meeting or any
special meeting of the Trustees, or
by written
consent of a majority of the
Trustees. In
addition, any officer or agent
appointed in
accordance with the provisions of
Section 11
hereof may be removed, either with
or without
cause, by any officer upon whom
such power of
removal shall have been conferred
by the
Trustees.

SECTION 14.    REMUNERATION. The
salaries
or other compensation, if any, of
the officers of
the Trust shall be fixed from time
to time by
resolution of the Trustees.

ARTICLE IV
MEETINGS OF SHAREHOLDERS

SECTION 1.     SPECIAL MEETINGS. A
special
meeting of the shareholders shall
be called by
the Secretary whenever (a) ordered
by the
Trustees or (b) requested in
writing by the holder
or holders of at least 10% of the
Outstanding
Shares entitled to vote. If the
Secretary, when so
ordered or requested, refuses or
neglects for
more than 30 days to call such
special meeting,
the Trustees or the Shareholders so
requesting,
may, in the name of the Secretary,
call the
meeting by giving notice thereof in
the manner
required when notice is given by
the Secretary.
If the meeting is a meeting of the
Shareholders
of one or more Series or Classes of
Shares, but
not a meeting of all Shareholders
of the Trust,
then only special meetings of the
Shareholders
of such one or more Series or
Classes shall be
called and only the shareholders of
such one or
more Series or Classes shall be
entitled to
notice of and to vote at such
meeting.

SECTION 2.     NOTICE. Except as
above
provided, notices of any meeting of
the
Shareholders shall be given by the
Secretary by
delivering or mailing, postage
prepaid, to each
Shareholder entitled to vote at
said meeting,
written or printed notification of
such meeting at
least seven (7) days before the
meeting, to such
address as may be registered with
the Trust by
the Shareholder. Notice of any
Shareholder
meeting need not be given to any
Shareholder if
a written waiver of notice,
executed before or
after such meeting, is filed with
the record of
such meeting, or to any Shareholder
who shall
attend such meeting in person or by
proxy.

SECTION 3.     ADJOURNED MEETING;
NOTICE. Any Shareholders meeting
may be
adjourned from time to time (and at
any time
during the course of the meeting)
by a majority
of the votes cast by those
Shareholders present
in person or by proxy, or by the
chairperson of
the meeting. Any adjournment may be
with
respect to one or more proposals,
but not
necessarily all proposals, to be
voted or acted
upon at such meeting and any
adjournment will
not delay or otherwise affect the
effectiveness
and validity of a vote or other
action taken at a
Shareholders meeting prior to
adjournment.
When any Shareholders meeting is
adjourned to
another time or place, notice need
not be given
of the adjourned meeting at which
the
adjournment is taken, unless a new
record date
of the adjourned meeting is fixed
or unless the
adjournment is for more than one
hundred
eighty (180) days from the record
date set for
the original meeting, in which case
the Trustees
shall set a new record date. If
notice of any such
adjourned meeting is required
pursuant to the
preceding sentence, it shall be
given to each
Shareholder of record entitled to
vote at the
adjourned meeting in accordance
with the
provisions of Section 2 of this
Article IV. At any
adjourned meeting, the Trust may
transact any
business that might have been
transacted at the
original meeting.

SECTION 4. VOTING PROXIES.
Subject to
the provisions of the Agreement,
shareholders
entitled to vote may vote either in
person or by
proxy, provided that either (a) an
instrument
authorizing such proxy to act is
executed in
writing by the Shareholder and
dated not more
than eleven months before the
meeting, unless
the instrument specifically
provides for a longer
period or (b) the Trustees adopt by
resolution an
electronic, telephonic,
computerized or other
alternative form of execution
authorizing the
proxy to act, which authorization
is received not
more than eleven months before the
meeting.
Proxies shall be delivered to the
Secretary of the
Trust or other person responsible
for recording
the proceedings before being voted.
A proxy
with respect to Shares held in the
name of two
or more persons shall be valid if
executed by
one of them unless at or prior to
exercise of
such proxy the Trust receives a
specific written
notice to the contrary from any one
of them.
Unless otherwise specifically
limited by their
terms, proxies shall entitle the
holder thereof to
vote at any adjournment of a
meeting. A proxy
purporting to be exercised by or on
behalf of a
Shareholder shall be deemed valid
unless
challenged at or prior to its
exercise and the
burden or proving invalidity shall
rest on the
challenger. At all meetings of the
Shareholders,
unless the voting is conducted by
inspectors, all
questions relating to the
qualifications of voters,
the validity of proxies, and the
acceptance or
rejection of votes shall be decided
by the
Chairman of the meeting. Except as
otherwise
provided herein or in the
Agreement, as these
Bylaws or such Agreement may be
amended or
supplemented from time to time, all
matters
relating to the giving, voting or
validity of proxies
shall be governed by the General
Corporation
Law of the State of Delaware
relating to proxies,
and judicial interpretations there
under, as if the
Trust were a Delaware corporation
and the
Shareholders were shareholders of a
Delaware
corporation.

SECTION 5.     PLACE OF MEETING.
All
special meetings of the
Shareholders shall be
held at the principal place of
business of the
Trust or at such other place in the
United States
as the Trustees may designate.

SECTION 6.     ACTION WITHOUT A
MEETING. Any action to be taken by
Shareholders may be taken without a
meeting if
all Shareholders entitled to vote
on the matter
consent to the action in writing
and the written
consents are filed with the records
of meetings
of Shareholders of the Trust. Such
written
consent shall be treated for all
purposes as a
vote at a meeting of the
Shareholders held at
the principal place of business of
the Trust.

ARTICLE V
MEETINGS OF TRUSTEES

SECTION 1.     SPECIAL MEETINGS.
Special
meetings of the Trustees may be
called orally or
in writing by the Chairman of the
Board of
Trustees or any two other Trustees.

SECTION 2.     REGULAR MEETINGS.
Regular
meetings of the Trustees may be
held at such
places and at such times as the
Trustees may
from time to time determine; each
Trustee
present at such determination shall
be deemed
a party calling the meeting and no
call or notice
will be required to such Trustee,
except when
otherwise required by applicable
law, provided
that any Trustee who is absent when
such
determination is made shall be
given notice of
the determination by the Chairman
or any two
other Trustees, as provided for in
the
Agreement.

SECTION 3.     QUORUM. A majority
of the
Trustees shall constitute a quorum
for the
transaction of business and an
action of a
majority of the quorum shall
constitute action of
the Trustees.

SECTION 4.     NOTICE. Except as
otherwise
provided, notice of any special
meeting of the
Trustees shall be given by the
party calling the
meeting, or by the Secretary of the
Trust at the
direction of the party calling the
meeting, to each
Trustee, as provided for in the
Agreement. A
written notice may be mailed,
postage prepaid,
addressed to him at his address as
registered
on the books of the Trust or, if
not so registered,
at his last known address.

SECTION 5.     PLACE OF MEETING.
All
special meetings of the Trustees
shall be held at
the principal place of business of
the Trust or
such other place as the Trustees
may designate.
Any meeting may adjourn to any
place.

SECTION 6.     SPECIAL ACTION. When
all the
Trustees shall be present at any
meeting,
however called or wherever held, or
shall assent
to the holding of the meeting
without notice, or
shall sign a written assent thereto
filed with the
record of such meeting, the acts of
such meeting
shall be valid as if such meeting
had been
regularly held.

SECTION 7.     ACTION BY CONSENT.
Any
action by the Trustees may be taken
without a
meeting if a written consent
thereto is signed by
a majority of the Trustees and
filed with the
records of the Trustees meeting.
Such consent
shall be treated, for all purposes,
as a vote at a
meeting of the Trustees held at the
principal
place of business of the Trustees.
SECTION 8.     PARTICIPATION IN
MEETINGS
BY CONFERENCE TELEPHONE. Trustees
may
participate in a meeting of
Trustees by
conference telephone or similar
communications
equipment by means of which all
persons
participating in the meeting can
hear each other,
and such participation shall
constitute presence
in person at such meeting. Any
meeting
conducted by telephone shall be
deemed to take
place at and from the principal
office of the
Trust.

ARTICLE VI
BENEFICIAL INTEREST

SECTION 1.     BENEFICIAL INTEREST.
The
beneficial interest in the Trust
shall at all times
be divided into such transferable
Shares of one
or more separate and distinct
Series, or Classes
thereof, as the Trustees shall from
time to time
create and establish. The number of
Shares is
unlimited, and each Share of each
Series or
Class thereof shall be without par
value and
shall represent an equal
proportionate interest
with each other Share in the
Series, none having
priority or preference over
another, except to the
extent that such priorities or
preferences are
established with respect to one or
more Classes
of Shares consistent with
applicable law and any
rule or order of the Commission.

SECTION 2.     TRANSFER OF SHARES.
The
Shares of the Trust shall be
transferable, so as
to affect the rights of the Trust,
only by transfer
recorded on the books of the Trust,
in person or
by attorney.

SECTION 3.     EQUITABLE INTEREST
NOT
RECOGNIZED. The Trust shall be
entitled to
treat the holder of record of any
Share or Shares
of beneficial interest as the
holder in fact thereof,
and shall not be bound to recognize
any
equitable or other claim or
interest in such Share
or Shares on the part of any other
person except
as may be otherwise expressly
provided by law.

SECTION 4.     SHARE CERTIFICATE.
No
certificates certifying the
ownership of Shares
shall be issued except as the
Trustees may
otherwise authorize. The Trustees
may issue
certificates to a Shareholder of
any Series or
Class thereof for any purpose and
the issuance
of a certificate to one or more
Shareholders shall
not require the issuance of
certificates generally.
In the event that the Trustees
authorize the
issuance of Share certificates,
such certificate
shall be in the form proscribed
from time to time
by the Trustees and shall be signed
by the
President or a Vice President and
by the
Treasurer, Assistant Treasurer,
Secretary or
Assistant Secretary. Such
signatures may be
facsimiles if the certificate is
signed by a transfer
or shareholder services agent or by
a registrar,
other than a Trustee, officer or
employee of the
Trust. In case any officer who has
signed or
whose facsimile signature has been
placed on
such certificate shall have ceased
to be such
officer before such certificate is
issued, it may be
issued by the Trust with the same
effect as if he
or she were such officer at the
time of its issue.
In lieu of issuing certificates for
Shares, the
Trustees or the transfer or
shareholder services
agent may either issue receipts
therefor or may
keep accounts upon the books of the
Trust for
the record holders of such Shares,
who shall in
either case be deemed, for all
purposes
hereunder, to be the holders of
certificates for
such Shares as if they had accepted
such
certificates and shall be held to
have expressly
assented and agreed to the terms
hereof.

SECTION 5.     LOSS OF CERTIFICATE.
In the
case of the alleged loss or
destruction or the
mutilation of a Share certificate,
a duplicate
certificate may be issued in place
thereof, upon
such terms as the Trustees may
prescribe.

SECTION 6.     DISCONTINUANCE OF
ISSUANCE OF CERTIFICATES. The
Trustees
may at any time discontinue the
issuance of
Share certificates and may, by
written notice to
each Shareholder, require the
surrender of
Share certificates to the Trust for
cancellation.
Such surrender and cancellation
shall not affect
the ownership or transferability of
Shares in the
Trust.

ARTICLE VII
OWNERSHIP OF ASSETS OF THE TRUST

The Trustees, acting for and on
behalf of the
Trust, shall be deemed to hold
legal and
beneficial ownership of any income
earned on
securities held by the Trust issued
by any
business entity formed, organized
or existing
under the laws of any jurisdiction
other than a
state, commonwealth, possession or
colony of
the United States or the laws of
the United
States.

ARTICLE VIII
INSPECTION OF BOOKS

The Trustees shall from time to
time determine
whether and to what extent, and at
what times
and places, and under what
conditions and
regulations the accounts and books
of the Trust
or any of them shall be open to the
inspection of
the Shareholders; and no
Shareholder shall
have any right to inspect any
account or book or
document of the Trust except as
conferred by
law or otherwise by the Trustees or
by resolution
of the Shareholders.

ARTICLE IX
INSURANCE OF OFFICERS, TRUSTEES,
AND
EMPLOYEES

The Trust may purchase and maintain
insurance
on behalf of any Covered Person or
employee of
the Trust, including any Covered
Person or
employee of the Trust who is or was
serving at
the request of the Trust as a
Trustee, officer or
employee of a corporation,
partnership, joint
venture, trust or other enterprise
against any
liability asserted against him and
incurred by him
in any such capacity or arising out
of his status
as such, whether or not the
Trustees would have
the power to indemnify him against
such liability.
The Trust may not acquire or obtain
a contract
for insurance that protects or
purports to protect
any Trustee or officer of the Trust
against any
liability to the Trust or its
Shareholders to which
he would otherwise be subject by
reason or
willful misfeasance, bad faith,
gross negligence,
or reckless disregard of the duties
involved in
the conduct of his office.

ARTICLE X
SEAL

The seal of the Trust shall be
circular in form
and bear the name of the trust and
the year of
its organization. The form of the
seal shall be
subject to alteration by the
Trustees and the seal
may be used by causing it or a
facsimile to be
impressed or affixed or printed or
otherwise
reproduced. Any officer or Trustee
of the Trust
shall have authority to affix the
seal of the Trust
to any document, instrument or
other paper
executed and delivered by or on
behalf of the
Trust; however, unless otherwise
required by the
Trustees, the seal shall not be
necessary to be
placed on and its absence shall not
impair the
validity of any document,
instrument, or other
paper executed by or on behalf of
the Trust.


ARTICLE XI
FISCAL YEAR

The fiscal year of each Series of
the Trust shall
end on such date as the Trustees
shall from
time to time determine.

ARTICLE XII
AMENDMENT

These Bylaws may be amended,
supplemented,
restated, or repealed at any
meeting of the
Trustees of the Trust by a majority
vote of the
Trustees or by written instrument
signed by a
majority of the Trustees.

ARTICLE XIII
REPORTS TO SHAREHOLDERS

The Trustees shall at least semi
annually submit
to the Shareholders a written
financial report of
the Trust including financial
statements, which
shall be certified at least
annually by
independent public accountants.

ARTICLE XIV
REFERENCES AND HEADINGS

All expressions like his, he and
him shall be
deemed to include the feminine and
neuter, as
well as masculine, genders.
Headings are
placed in these Bylaws for
convenience of
reference only and in case of any
conflict, the
text of these Bylaws, rather than
the headings,
shall control.

Amended and Restated as of December
6, 2005



Amended and Restated as of December
6, 2005